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Exhibit 10xx

(LETTERHEAD OF ATLANTA GAS LIGHT COMPANY APPEARS HERE)

September 26, 1994

Mr. Les Culpepper
South Georgia Natural Gas Company
Post Office Box 2563
Birmingham, AL  35202 2563

Subject:  Notice of Call Back of Firm Transportation Capacity

Dear Mr. Culpepper:

Pursuant to Section 9 of Rate Schedule FT of South
Georgia Natural Gas Company's (South Georgia) FERC Gas Tariff, Atlanta Gas Light Company (Atlanta) reduced its Transportation Demand under its FT Service Agreements for Valdosta and Montezuma with South Georgia during the Summer Season (April through September) from a combined total of 11,877 Mcf/d to a combined total of 5,939 Mcf/d. Section 9 provides that a Shipper that elected to reduce its Transportation Demand has a one-time right to increase its Summer Season Transportation Demand for the remaining Summer Seasons under its FT Service Agreement, up to the Transportation Demand in effect prior to the reduction. Atlanta hereby gives South Georgia notice of Atlanta's election to increase its Summer Season Transportation Demand for the City of Valdosta by 3,628 Mcf/d, for a total Summer Season Transportation Demand of 8,878 Mcf/d and to increase its Summer Season Transportation Demand for the City of Montezuma by 687 Mcf/d, for a total Summer Season Transportation Demand of 1,377 Mcf/d.

If you have any questions concerning the election, please do not hesitate to contact the undersigned.

Sincerely,


/s/ Stephen J. Gunther
Vice President
Gas Supply & Federal Regulation

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Attachment

FT Shipper's Name:  Atlanta Gas Light Company

Summer Transportation Demand:   5,939 Mcf/day

Winter Transportation Demand:  11,877 Mcf/day


The undersigned authorized representative hereby notifies South Georgia Natural Gas Company that the FT Shipper referenced above elects to increase the Summer Transportation Demand under its FT Service Agreement to 10,255 Mcf/day for the remaining summer seasons under its FT Service Agreement.

By:  /s/  Stephen J. Gunther
          Stephen J. Gunther
Title:    Vice President
Date:     September 26, 1994

(Please return this form by October 1, 1994, to Les Culpepper at South Georgia Natural Gas Company, P.O. Box 2563, Birmingham, AL 35202-2563; Fax No. 205-326-2038.)